                                                                  EXHIBIT 10.4.6

                    FIFTH AMENDMENT TO MASTER LEASE AGREEMENT

      THIS FIFTH AMENDMENT TO MASTER LEASE AGREEMENT (this "AMENDMENT") is made and entered into this 18th day of May, 2005, effective as of April 30, 2005, by and between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD") and BLC Adrian-GC, LLC, BLC ALBUQUERQUE-GC, LLC, BLC Dayton-GC, LLC, BLC Fort Myers-GC, LLC, BLC Bristol-GC, LLC, BLC Tavares-GC, LLC, , BLC LAS VEGAS-GC, LLC, BLC LUBBOCK-GC, L.P., BLC OVERLAND PARK-GC, LLC and BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC (collectively, "EXISTING TENANT"), and BLC BELLEVILLE-GC, LLC, BLC FINDLAY-GC, LLC, and BLC SPRINGFIELD-GC, LLC (collectively, "ADDED TENANT"; from and after the date hereof, together with Existing Tenant, "TENANT").

                                    RECITALS

      WHEREAS, Existing Tenant and Landlord are parties to that certain Master Lease Agreement dated as of January 28, 2004, as amended by that certain First Amendment to Master Lease dated as of February 20, 2004, that certain Second Amendment to Master Lease dated as of March 30, 2004, that certain Third Amendment to Master Lease dated as of May 13, 2004, and that certain Fourth Amendment to Master Lease dated as of October 19, 2004 (as so amended the "ORIGINAL LEASE");

      WHEREAS, on April 15, 2005, Grand Court Belleville was conveyed from Ventas Belleville, LLC to Landlord and Grand Court Findlay and Grand Court Springfield were conveyed from Ventas Springfield/Findlay, LLC to Landlord;

      WHEREAS, in accordance with Section 45 of the Lease, Landlord desires to add Grand Court Belleville, Grand Court Findlay, and Grand Court Springfield as Additional Properties to the Lease;

      WHEREAS, Added Tenant is joining in this Amendment for the purpose of joining the Original Lease as Tenant and becoming subject to the terms of the Original Lease, as amended by this Amendment (the Original Lease as so amended, the "LEASE")

      WHEREAS, initially capitalized terms used but not defined herein shall the meaning ascribed to such term in the Lease; and

      WHEREAS, the parties desire to amend the Original Lease on the terms hereinafter set forth;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties hereto, intending to be legally bound, agree to incorporate the foregoing recitals as if the same were more particularly set forth in the body of this Amendment and further agree as follows:

      1. JOINDER. Added Tenant hereby joins the Lease as a Tenant and agrees to be bound thereby and each Existing Tenant hereby consents and agrees to such joinder.

      2. INCREASE TO SECURITY AMOUNT, DEFERRED MAINTENANCE DEPOSIT, AND ESCROWS. On the date hereof, Tenant shall pay such amounts as are necessary pursuant to
Section 3.3 (Escrow Deposits), Section 3.4 (Security Deposit), and Section 3.5 (Deferred Maintenance Deposit) such that Tenant is in compliance with the aforementioned Sections of the Lease.

      3. AMENDMENTS.

            3.1. Section 1.1.1 is hereby amended by replacing "A-10" with "A-13" where it appears in such Section.

            3.2. Effective as of May 1, 2005, Section 3.1.2 is hereby amended by deleting the words "Eleven Million Two Hundred Forty Two Thousand One Hundred Seven and No/100 Dollars per annum ($11,242,107.00) payable in equal monthly installments of Nine Hundred Thirty Six Thousand Eight Hundred Forty Two and 25/100 Dollars ($936,842.25)" and inserting the words "Twelve Million Two Hundred Six Thousand Nineteen and No/100 Dollars per annum ($12,206,019.00) payable in equal monthly installments of One Million Seventeen Thousand One Hundred Sixty Eight and 26/100 Dollars ($1,017,168.26)."

            3.3. Schedule 1 is deleted in its entirety and replaced with
Schedule 1 attached hereto.

            3.4. Schedule 2 is deleted in its entirety and replaced with
Schedule 2 attached hereto.

            3.5. Schedule 3.5 is deleted in its entirety and replaced with
Schedule 3.5 attached hereto.

            3.6. Schedule 7.3 is deleted in its entirety and replaced with
Schedule 7.3 attached hereto.

            3.7. Schedule 8.2.7 is deleted in its entirety and replaced with
Schedule 8.2.7 attached hereto.

            3.8. Exhibit "A" is deleted in its entirety and replaced with Exhibit "A" attached hereto.

            3.9. Exhibit "A-11," Exhibit "A-12" and Exhibit "A-13" attached hereto are hereby added to the Lease after Exhibit "A-10."

            3.10. The definition of Fixed Rent on Exhibit "B" is hereby amended by deleting the words "Eleven Million Two Hundred Forty Two Thousand One Hundred Seven and No/100 Dollars per annum ($11,242,107.00)" and inserting the words "Twelve Million Two Hundred Six Thousand Nineteen and No/100 Dollars per annum ($12,206,019.00)").

            3.11. Exhibit "F" is deleted in its entirety and replaced with Exhibit "F" attached hereto.

            3.12. Exhibit "G" is deleted in its entirety and replaced with Exhibit "G" attached hereto.

      4. DEFINITIONS. The parties hereby acknowledge and agree that (i) the Fixed Rent and Allocated Rent in effect on May 1, 2005 shall be deemed to be the Fixed Rent and Allocated Rent for the current Lease Year for purposes of calculating Fixed Rent and Allocated Rent for subsequent Lease Years (i.e., the Fixed Rent and Allocated Rent in effect on May 1, 2005 shall be deemed to have been the Fixed Rent and Allocated Rent for the entirety of the current Lease
Year) and (ii) after the date hereof, for purposes of calculating the Portfolio Coverage Ratio, Grand Court Belleville, Grand Court Findlay, and Grand Court Springfield shall be deemed to have been Leased Properties, and not Other Leased Properties, for the entire trailing twelve month period that is the subject of any such calculation. The parties hereby acknowledge and agree that Fixed Rent as of May 1, 2005 is Twelve Million Five Hundred Twenty Five Thousand Four Hundred Sixty Two and 36/100 Dollars ($12,525,462.36).

      5. REPRESENTATIONS AND WARRANTIES OF TENANTS. Without limiting in any way any representation or warranty in the Lease or any document executed in connection therewith (collectively, the "LEASE DOCUMENTS"), each Tenant represents and warrants that as of the date hereof:

            5.1. ORGANIZATION AND GOOD STANDING. Each Tenant is duly organized, validly existing and in good standing under the laws of the State of its organization. Each Tenant is qualified to do business in and is in good standing under the laws of the State in which the Facility leased by such Tenant is located. Each Tenant has delivered true and complete copies of the documents, certificates and agreements pursuant to which such Tenant is organized to do business.

            5.2. POWER OF AUTHORITY. Each Tenant has the power and authority to execute, deliver and perform this Amendment and to make itself jointly and severally liable for the obligations of each other Tenant. Each Tenant has taken all requisite action necessary to authorize the execution, delivery and performance of such Tenant's obligations under this Amendment.

            5.3. CONSENTS. The execution, delivery and performance of this Amendment will not require any consent, approval, authorization, order, or declaration of, or any filing or registration with, any court, any Governmental Authority, or any other Person.

            5.4. NO VIOLATION. The execution, delivery and performance of this Amendment (i) do not and will not conflict with, and do not and will not result in a breach of, any Tenant Org Docs; and (ii) do not and will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to any Tenant or any of the Facilities.

            5.5. FULL AND ACCURATE DISCLOSURE. No statement of fact made by or on behalf of Tenant in this Amendment or in any other document or certificate delivered to Landlord by Tenant contains any untrue statement of a material fact or omits to state any material fact necessary to makes statements contained herein or therein not misleading, including, without limitation, all of the financial information delivered by any Tenant or Affiliate of Tenant prior or simultaneous to the execution of this Amendment, all of which Tenant hereby acknowledges were relied upon by Landlord in executing this Amendment. There is no fact presently known to Tenant which has not been disclosed to Landlord which has a Material Adverse Effect, nor as far as Tenant can foresee, might have a Material Adverse Effect.

            5.6. ENFORCEABILITY. This Amendment constitutes a legal, valid and binding obligation of Tenant, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and general principles of equity.

            5.7. NO DEFAULTS. To Tenant's actual knowledge, no Event of Default or monetary default under the Lease or under any of the other Lease Documents has occurred or with the passage of time, giving of notice or both will exist.

            5.8. NO OFFSETS OR DEFENSES. Through the date of this Amendment, and to Tenant's knowledge, Tenant neither has, nor claims any offset, defense, claim, right of set-off or counterclaim against Landlord under, arising out of or in connection with this Amendment, the Lease or any of the other Lease Documents. In addition, Tenant covenants and agrees with Landlord that if any offset, defense, claim, right of set-off or counterclaim exists of which Tenant has knowledge as of the date of this Amendment, Tenant hereby irrevocably and expressly waives the right to assert such matter.

            5.9. DAMAGE OR INJURY. Since the date of the Original Lease, no Leased Property has been materially injured or damaged by fire or other Casualty.

            5.10. CHANGE. Since the date of the Original Lease, no material adverse change with respect to any Leased Property or Tenant has occurred.

            5.11. REPRESENTATION AND WARRANTIES IN LEASE AGREEMENT. All of the representations and warranties in Section 10.7 through 10.14, inclusive, in the Original Lease are hereby made by Additional Tenant, and all of the representations and warranties in Article 10 of the Original Lease are hereby re-made by each Existing Tenant, and are true and correct as of the date hereof.

      6. MODIFICATIONS. This Amendment may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

      7. SEVERABILITY. In case any provision of this Amendment shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      8. SUCCESSORS AND ASSIGNS. This Amendment applies to, inures to the benefit of, and binds all parties hereof, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns.

      9. GOVERNING LAW. This Amendment was negotiated in the State of Illinois, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. In all respects, the law of the State of Illinois shall govern the validity of and enforceability of the obligations of the parties set forth herein, but all provisions hereof relating to the creation of the leasehold estate and remedies set forth in the Lease shall be governed by the laws of the State in which each applicable Leased Property that is the subject of dispute is located.

      10. FULL FORCE AND EFFECT. The Lease Documents remain in full force and effect. None of the representations, warranties or covenants contained herein shall limit in any way any representation, warranty or covenant contained in any Lease Document. This Amendment shall constitute a "Lease Document" as defined herein.

      11. AMENDMENT CONTROLLING. This Amendment is considered by the parties to the Lease to be an integral part of such Lease. If there is any conflict between the terms of the Lease and this Amendment, the terms of this Amendment shall control. Except as expressly amended herein, all other terms, agreements, and conditions of the Lease shall remain unmodified and in full force and effect.

      12. COUNTERPARTS/FAX SIGNATURES. This Amendment may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one in the same agreement. Confirmation of the execution of this Amendment by telex or by telecopy or telefax of a facsimile page(s) executed by the parties shall be binding upon the parties hereto.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to Master Lease Agreement to be executed as of the date first above written.

                                       LANDLORD:

Witness:                               VENTAS REALTY, LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

Name: /s/ Dana Baker                   By: Ventas, Inc., a Delaware corporation
      -------------------------------
Name: /s/ Barbara F. Thompson               By: /s/ T. Richard Riney
      -------------------------------           --------------------------------
                                            Name: T. Richard Riney
                                            Title: Executive Vice President and
                                                   General Counsel

                                       TENANT:

Witness:                               BLC ADRIAN-GC, LLC,
                                       a Delaware limited liability company

Name: /s/ Illegible                    By: /s/ R. Stanley Young
      -------------------------------      --------------------------------
                                       Name: R. Stanley Young
Name: /s/ Illegible                    Its: Vice President
      -------------------------------

Witness:                               BLC ALBUQUERQUE-GC, LLC,
                                       a Delaware limited liability company

Name: /s/ Illegible                    By: /s/ R. Stanley Young
      -------------------------------      --------------------------------
                                       Name: R. Stanley Young
Name: /s/ Illegible                    Its: Vice President
      -------------------------------

Witness:                               BLC BRISTOL-GC, LLC,
                                       a Delaware limited liability company

Name: /s/ Illegible                    By: /s/ R. Stanley Young
      -------------------------------      --------------------------------
                                       Name: R. Stanley Young
Name: /s/ Illegible                    Its: Vice President
      -------------------------------

Witness:                               BLC DAYTON-GC, LLC,
                                       a Delaware limited liability company

Name: /s/ Illegible                    By: /s/ R. Stanley Young
      -------------------------------      --------------------------------
                                       Name: R. Stanley Young
Name: /s/ Illegible                    Its: Vice President
      -------------------------------

Witness:                               BLC FORT MYERS-GC, LLC,
                                       a Delaware limited liability company

Name: /s/ Illegible                    By: /s/ R. Stanley Young
      -------------------------------      --------------------------------
                                       Name: R. Stanley Young
Name: /s/ Illegible
      -------------------------------  Its: Vice President

Witness:                               BLC TAVARES-GC, LLC,
                                       a Delaware limited liability company

Name: /s/ Illegible                    By: /s/ R. Stanley Young
      -------------------------------      --------------------------------
                                       Name: R. Stanley Young
Name: /s/ Illegible                    Its: Vice President
      -------------------------------

Witness:                               BLC LAS VEGAS-GC, LLC
                                       a Delaware limited liability company

Name: /s/ Illegible                    By: /s/ R. Stanley Young
      -------------------------------      --------------------------------
                                       Name: R. Stanley Young
Name: /s/ Illegible                    Its: Vice President
      -------------------------------

Witness: BLC LUBBOCK-GC, L.P., a Delaware limited partnership,

Name: /s/ Illegible                    By: BLC LUBBOCK-GC, LLC, a Delaware
      -------------------------------      limited liability company

Name: /s/ Illegible                        By: /s/ R. Stanley Young
      -------------------------------          ----------------------------
                                               Name: R. Stanley Young
                                               Its: Vice President

Witness:                               BLC OVERLAND PARK-GC, LLC
                                       a Delaware limited liability company

Name: /s/ Illegible                    By: /s/ R. Stanley Young
      -------------------------------      --------------------------------
                                       Name: R. Stanley Young
Name: /s/ Illegible                    Its: Vice President
      -------------------------------

Witness:                               BLC BELLEVILLE-GC, LLC
                                       a Delaware limited liability company

Name: /s/ Illegible                    By: /s/ R. Stanley Young
      -------------------------------      --------------------------------
                                       Name: R. Stanley Young
Name: /s/ Illegible                    Its: Vice President
      -------------------------------
                                       BLC FINDLAY-GC, LLC
Witness:                               a Delaware limited liability company

Name: /s/ Illegible                    By: /s/ R. Stanley Young
      -------------------------------      --------------------------------
                                       Name: R. Stanley Young
                                       Its: Vice President
Name: /s/ Illegible
      -------------------------------

Witness:                               BLC SPRINGFIELD-GC, LLC
                                       a Delaware limited liability company

Name: /s/ Illegible                    By: /s/ R. Stanley Young
      -------------------------------      --------------------------------
                                       Name: R. Stanley Young
Name: /s/ Illegible                    Its: Vice President
      -------------------------------

Witness: BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company

Name: /s/ Illegible                    By: /s/ R. Stanley Young
      -------------------------------      --------------------------------
                                       Name: R. Stanley Young
Name: /s/ Illegible                    Its: Vice President
      -------------------------------

GUARANTOR HEREBY AGREES AND CONSENTS TO THIS FIFTH AMENDMENT TO MASTER LEASE
AGREEMENT:

                                        GUARANTOR:

Witness:                                BROOKDALE LIVING COMMUNITIES, INC.,
                                        a Delaware corporation

Name: /s/ ILLEGIBLE
     --------------------------------     By: /s/ R. Stanley Young
                                             --------------------------------
                                              Name: R. Stanley Young
Name: /s/ ILLEGIBLE                           Title: Executive Vice-President,
     --------------------------------                Chief Financial Officer and
                                                     Treasurer

State of Kentucky   )
                    )  ss:
County of Jefferson )

      On this 12 day of April, 2005, before me personally appeared T. Richard Riney, to me known to be the Executive Vice President and General Counsel of Ventas, Inc., the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Kimberly S. Tobin
-----------------------------------
Notary Public in and for the State
of Kentucky residing at
Louisville, Kentucky 40223
-----------------------------------

My Commission Expires: 11/26/06

State of Illinois   )
                    )     ss:
County of Cook      )

      On this _____ day of April, 2005, before me personally appeared R Stanley Young, to me known to be the Vice-President of BLC Adrian-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
----------------------------------
Notary Public in and for the State
of Illinois residing at

----------------------------------
My Commission Expires: 5/31/06

State of Illinois  )
                   )    ss:
County of Cook     )

         On this _____ day of April, 2005, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Albuquerque-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
----------------------------------
Notary Public in and for the State
of Illinois residing at
__________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )     ss:
County of Cook     )
          ________

      On this _____ day of April, 2005, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Bristol-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
__________________________________
Notary Public in and for the State
of    Illinois      residing at
   ________________
__________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )      ss:
County of Cook     )
          ________

      On this _____ day of April, 2005, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Dayton-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
__________________________________
Notary Public in and for the State
of     Illinois     residing at
   ________________
__________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )     ss:
County of Cook     )
          ________

      On this _____ day of April, 2005, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Fort Myers-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
__________________________________
Notary Public in and for the State
of    Illinois      residing at
   ________________
__________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )     ss:
County of Cook     )
          ________

      On this _____ day of April, 2005, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Tavares-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
__________________________________
Notary Public in and for the State
of     Illinois     residing at
   ________________
__________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )      ss:
County of Cook     )

      On this _____ day of April, 2005, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Las Vegas-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
----------------------------------
Notary Public in and for the State
of Illinois residing at
__________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )        ss:
County of Cook     )

      On this _____ day of April, 2005, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Lubbock-GC, LLC, a Delaware limited liability company, the general partner of BLC Lubbock-GC, L.P., a Delaware limited partnership, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
----------------------------------
Notary Public in and for the State
of Illinois residing at
__________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )        ss:
County of Cook     )

      On this _____ day of April, 2005, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Overland Park, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
----------------------------------
Notary Public in and for the State
of Illinois residing at
__________________________________

My Commission Expires 5/31/06

]
State of Illinois     )
                      )        ss:
County of Cook        )

      On this _____ day of April, 2005, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Belleville-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
----------------------------------
Notary Public in and for the State
of Illinois residing at
__________________________________

My Commission Expires 5/31/06

State of Illinois     )
                      )        ss:
County of Cook        )

      On this _____ day of April, 2005, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Findlay-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
----------------------------------
Notary Public in and for the State
of Illinois residing at
__________________________________

My Commission Expires 5/31/06

State of Illinois       )
                        )        ss:
County of Cook          )

      On this _____ day of April, 2005, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Springfield-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
----------------------------------
Notary Public in and for the State
of Illinois residing at
__________________________________

My Commission Expires 5/31/06

State of Illinois  )
                   )        ss:
County of Cook     )


      On this _____ day of April, 2005, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

     /s/ Cheryl Miller
__________________________________
Notary Public in and for the State
of Illinois            residing at
   ________________

__________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )        ss:
County of Cook     )
          ________

      On this _____ day of April, 2005, before me personally appeared R. Stanley Young, to me known to be the Executive Vice-President, Chief Financial Officer and Treasurer of Brookdale Living Communities, Inc. a Delaware corporation, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

     /s/ Cheryl Miller
__________________________________
Notary Public in and for the State
of     Illinois        residing at
   ____________________
__________________________________

My Commission Expires: 5/31/06

                                   Schedule 1

     FACILITY, TENANT, PRIMARY INTENDED USE, IL UNITS, AL UNITS, TOTAL UNITS

                                                                                          AL          TOTAL
FACILITY                 TENANT             PRIMARY INTENDED USE            IL UNITS     UNITS        UNITS
--------                 ------             --------------------            --------    --------    -----------
ADRIAN                BLC Adrian-GC,     Assisted living facility and         51           52            103
                      LLC                senior independent living
                                         facility.

ALBUQUERQUE           BLC                Assisted living facility and         140          60            200
                      Albuquerque-GC,    senior independent living
                      LLC                facility.

BRISTOL               BLC Bristol-GC,    Assisted living facility and         54           44            98
                      LLC                senior independent living
                                         facility.

DAYTON                BLC Dayton-GC,     Assisted living facility and         130          55            185
                      LLC                senior independent living
                                         facility.

FT. MYERS             BLC Fort           Senior independent living            185          0             185
                      Myers-GC, LLC      facility.

LAS VEGAS             BLC Las            Assisted living facility and         102          50            152
                      Vegas-GC, LLC      senior independent living
                                         facility.

LUBBOCK               BLC Lubbock-GC,    Senior independent living            138          0             138
                      LLC                facility

OVERLAND PARK         BLC Overland       Senior independent living            276          0             276
                      Park-GC, LLC       facility

TAVARES               BLC Tavares-GC,    Assisted living facility and         59           35            94
                      LLC                senior independent living
                                         facility.

SEASONS AT GLENVIEW   Brookdale Living   Assisted living facility and         167          54            221
                      Communities of     senior independent living
                      Illinois-GV, LLC   facility.

BELLEVILLE            BLC                Senior independent living            76           0             76
                      Belleville-GC,     facility.
                      LLC

                                   Schedule 1

]

                                                                                            AL          TOTAL
FACILITY                 TENANT             PRIMARY INTENDED USE              IL UNITS     UNITS        UNITS
--------                 ------             --------------------              --------    --------    -----------
FINDLAY               BLC Findlay-GC,    Assisted living facility and         73 -- can    73 -- can     73
                      LLC                senior independent living            be used as   be used
                                         facility                             either IL    as either
                                                                              or AL units  IL or AL
                                                                                           units

SPRINGFIELD           BLC                Assisted living facility and         77  -- can   77 -- can     77
                      Springfield-GC,    senior living facility.              be used as   be used
                      LLC                                                     either IL    as either
                                                                              or AL units  IL or AL
                                                                                           units

                                   Schedule 1

                                   SCHEDULE 2

        INITIAL ALLOCATED RENT AND INITIAL MINIMUM OPTION PURCHASE PRICE

                                        INITIAL ANNUAL ALLOCATED       INITIAL MINIMUM OPTION
    FACILITY                                       RENT                     PURCHASE PRICE
    --------                            ------------------------       ----------------------
Adrian, Michigan                           $      544,388.00             $    5,885,000.00

Albuquerque, New Mexico                    $    1,076,267.00             $   11,635,000.00

Bristol, Virginia                          $      610,558.00             $    6,601,000.00

Dayton, Ohio                               $      333,306.00             $    3,603,000.00

Ft. Myers, Florida                         $    1,316,361.00             $   14,231,000.00

Las Vegas                                  $      224,792.00             $    2,430,000.00

Lubbock                                    $      667,113.00             $    7,212,000.00

Overland Park                              $    2,225,899.00             $   24,064,000.00

Tavares, Florida                           $      381,548.00             $    4,125,000.00

Seasons at Glenview, Illinois              $    3,861,875.00                Not applicable

Belleville, Illinois                       $      361,424.00             $    3,907,000.00

Findlay, Ohio                              $      367,429.00             $    3,972,000.00

springfield, Ohio                          $      235,059.00             $    2,541,000.00

     TOTALS                                $   12,206,019.00             $   90,206,000.00

                                  SCHEDULE 3.5

                              CAPITAL REPAIR ITEMS

         CAPITAL REPAIR ITEMS                     ALLOWANCE AMOUNT
         --------------------                     ----------------
ADRIAN, MICHIGAN
1.  None                                          1. $0

ALBUQUERQUE, NEW MEXICO
1.  Heat pump replacements and cooling tower      1. $11,000.00
    upgrades
2.  Replacement of some kitchen appliances        2. $13,125.00

                                                        TOTAL: $24,125.00

BRISTOL, VIRGINIA
1.  Roof leaks reported and needing repaired      1. $ 6,250.00

DAYTON, OHIO
1.  Repair asphalt and concrete, reseal asphalt   1. $14,843.75
2.  Replace original portion of roof over next    2. $46,378.75
    2 years
3.  Replace common area FF&E                      3. $9,375.00
4.  Reattach meters and switch gear               4. $1,250.00

                                                        TOTAL: $71,847.50

FT. MYERS, FLORIDA
1.  Replace roof and roof membranes due to roof   1. $ 50,000.00
    leaks over a period of years

LAS VEGAS, NEVADA
1.  Replace roof in kitchen due to leaks          1. $8,750.00
2.  Repair and seal cracks on concrete topping    2. $3,125.00
of the balcony docks to prevent moisture
reaching plywood sheathing

                                                        TOTAL: $11,875.00

LUBBOCK, TEXAS
1.  Non                                           1. $0

         CAPITAL REPAIR ITEMS                     ALLOWANCE AMOUNT
         --------------------                     ----------------
OVERLAND PARK, KANSAS
1.  Isolated portion of concrete block at porte   1. $1,250.00
cohere is damaged.  Damaged areas must be
replaced
2.  Various balcony decks are separating from     2. $93,750.00
the lower bearing walls exterior
                                                     TOTAL: $95,000.00

TAVARES, FLORIDA
1.  None                                          1. $0

SEASONS AT GLENVIEW, ILLINOIS
1.  None                                          1. $0

BELLEVILLE, ILLINOIS
1.  None                                          1. $0

FINDLAY, OHIO
1.  Environmental Holdback; radon levels need     1. $12,500
to be decreased to acceptable levels.

Notwithstanding anything to the contrary in the Lease, the radon levels at the Leased Property must be in compliance with the terms of this Lease within one hundred twenty (120) days after March 10, 2004

SPRINGFIELD, OHIO
1.  None                                          1. $0

                             TOTAL                $271,597.50

                                  Schedule 3.5

                                  SCHEDULE 7.3

                            AUTHORIZATION COLLATERAL

1. License issued by Michigan Family Independence Agency, Office of Children & Adult Licensing for a home for the aged, capacity 66, to BLC Adrian-GC, LLC

2. License issued by Ohio Department of Health for Residential Care Facility, capacity 83, to BLC-Dayton-GC, LLC

3. License issued by New Mexico Department of Health for Adult Residential Shelter Care Home, capacity 100, to BLC Albuquerque-GC, LLC

4. License issued by Virginia Department of Social Services for an Assisted Living Facility, capacity 125, to BLC Bristol-GC, LLC

5. License issued by the Florida Agency for Health Care Administration for an Assisted Living Facility, capacity 65, to BLC Tavares - GC, LLC

6. License issued by the Nevada Department of Human Services, Health Division, Bureau of Licensing and Certification for a Residential Facility for Elderly or Disabled Persons, Category 1, Capacity 50, to BLC Las Vegas-GC, LLC

7. License issued by the Illinois Department of Public Health Assisted Living License.

8. License issued by the Ohio Department of Health for a Residential Care Facility, capacity 132, to BLC Findlay GC, LLC.

9. License issued by the Ohio Department of Health for a Residential Care Facility, capacity 144, to BLC Springfield GC, LLC.

                                 SCHEDULE 8.2.7

           NONCOMPLIANCE WITH CERTAIN LEGAL AND INSURANCE REQUIREMENTS

                                      NONE

                                    EXHIBIT A

                            LEASED PROPERTY ADDRESSES

    PROPERTY NAME:                                  PROPERTY ADDRESS
The Grand Court Adrian            1200 Corporate Drive, Adrian (Lenawee County), Michigan

The Grand Court Albuquerque       300 Valencia Drive SE, Albuquerque (Bernalillo County), New Mexico

The Grand Court Bristol           One Liberty Place, Bristol (Washington County), Virginia

The Grand Court Dayton            280 Walden Way, Dayton (Montgomery and Greene Counties), Ohio

The Grand Court Fort Myers        8351 College Parkway, Fort Myers (Lee County), Florida

The Grand Court Las Vegas         6650 W. Flamingo Road, Las Vegas (Clark County), Nevada

The Grand Court Lubbock           4601 71st Street, Lubbock (Lubbock County), Texas

The Grand Court Overland Park     6101 W. 119th Street, Overland Park (Johnson County), Kansas

The Grand Court Tavares           1211 Caroline Street East, Tavares (Lake County), Florida

The Seasons at Glenview Place     4501 Concord Lane, Northbrook, Illinois 60062

The Grand Court Belleville        201 S. Belt West, Belleville, Illinois

The Grand Court Findlay           600 Fox Run Road, Findlay (Hancock County), Ohio

The Grand Court Springfield       2981 Vester Avenue, Springfield (Clark County), Ohio

                                  EXHIBIT A-11

                         LEGAL DESCRIPTION (BELLEVILLE)

                                  EXHIBIT A-12

                           LEGAL DESCRIPTION (FINDLAY)

                                  EXHIBIT A-13

                         LEGAL DESCRIPTION (SPRINGFIELD)

                                    EXHIBIT F

                      LIST OF PROPERTY MANAGEMENT CONTRACTS

1. Exclusive Property Management and Leasing Agreement dated as of January 28, 2004, by and between BLC Adrian-GC, LLC and Brookdale Living Communities-GC, LLC.

2. Exclusive Property Management and Leasing Agreement dated as of January 28, 2004, by and between BLC Albuquerque-GC, LLC and Brookdale Living Communities-GC, LLC.

3. Exclusive Property Management and Leasing Agreement dated as of February 20, 2004, by and between BLC Bristol-GC, LLC and Brookdale Living Communities-GC, LLC.

4. Exclusive Property Management and Leasing Agreement dated as of January 28, 2004, by and between BLC Dayton-GC, LLC and Brookdale Living Communities-GC, LLC.

5. Exclusive Property Management and Leasing Agreement dated as of January 28, 2004, by and between BLC Fort Myers-GC, LLC and Brookdale Living Communities-GC, LLC.

6. Exclusive Property Management and Leasing Agreement dated as of February 20, 2004, by and between BLC Tavares-GC, LLC and Brookdale Living Communities-GC, LLC.

7. Exclusive Property Management and Leasing Agreement dated as of March [30], 2004, by and between BLC Las Vegas-GC, LLC and Brookdale Living Communities-GC, LLC.

8. Exclusive Property Management and Leasing Agreement dated as of March [30], 2004, by and between BLC Lubbock-GC, L.P. and Brookdale Living Communities-GC, LLC.

9. Exclusive Property Management and Leasing Agreement dated as of March [30], 2004, by and between BLC Overland Park, LLC and Brookdale Living Communities-GC, LLC.

10. Exclusive Property Management, Leasing and Submanagement Agreement between Brookdale Living Communities of Illinois-GV, LLC, Parkside of Glenview, L.L.C., and Brookdale Management of Illinois-GV, LLC.

11. Exclusive Property Management and Leasing Agreement dated as of March 10, 2004, by and between BLC Belleville-GC, LLC and Brookdale Living Communities-GC, LLC.

12. Exclusive Property Management and Leasing Agreement dated as of March 10, 2004, by and between BLC Findlay-GC, LLC and Brookdale Living Communities-GC, LLC.

13. Exclusive Property Management and Leasing Agreement dated as of March 10, 2004, by and between BLC Springfield-GC, LLC and Brookdale Living Communities-GC, LLC.

                                    EXHIBIT G

                         LIST OF OTHER LEASED PROPERTIES

1.    Grand Court Farmington Hills, Farmington Hills, Michigan

2.    Grand Court Kansas City I, Kansas City, Missouri